Quarterly Holdings Report
for
Fidelity Advisor® Real Estate Fund
April 30, 2025
ARE-NPRT3-0625
1.800329.121
Common Stocks - 99.4%
	Shares	Value ($)
UNITED STATES - 99.4%
Real Estate - 99.4%
Health Care REITs - 11.7%
Ventas Inc	194,605	13,637,918
Welltower Inc	54,600	8,331,414
		21,969,332
Hotel & Resort REITs - 1.6%
Ryman Hospitality Properties Inc	31,600	2,779,220
Sunstone Hotel Investors Inc	44,000	366,960
		3,146,180
Industrial REITs - 12.2%
Americold Realty Trust Inc	145,100	2,806,234
Prologis Inc	147,016	15,025,035
Rexford Industrial Realty Inc	77,100	2,552,010
Terreno Realty Corp	46,400	2,613,712
		22,996,991
Office REITs - 1.7%
Douglas Emmett Inc (a)	229,000	3,167,070
Real Estate Management & Development - 8.8%
CBRE Group Inc Class A (b)	79,200	9,676,656
CoStar Group Inc (b)	33,400	2,477,278
Zillow Group Inc Class C (b)	66,000	4,443,780
		16,597,714
Residential REITs - 14.6%
Essex Property Trust Inc	21,247	5,931,100
Invitation Homes Inc	166,100	5,678,959
Mid-America Apartment Communities Inc	27,100	4,326,515
Sun Communities Inc	52,700	6,557,461
UDR Inc	118,800	4,975,344
		27,469,379
Retail REITs - 12.2%
Curbline Properties Corp	62,550	1,431,770
Federal Realty Investment Trust	33,500	3,149,670
Macerich Co/The	252,300	3,698,718
NNN REIT Inc	114,300	4,698,873
SITE Centers Corp	64,175	759,832
Tanger Inc	184,600	5,816,746
Urban Edge Properties	194,700	3,518,229
		23,073,838
Specialized REITs - 36.6%
American Tower Corp	101,600	22,901,656
Crown Castle Inc	20,800	2,199,808
CubeSmart	125,600	5,108,152
Digital Realty Trust Inc	26,200	4,206,148
Equinix Inc	18,600	16,009,950
Four Corners Property Trust Inc	177,200	4,952,740
Iron Mountain Inc	57,100	5,120,157
Public Storage Operating Co	27,900	8,381,997
		68,880,608
TOTAL REAL ESTATE		187,301,112

TOTAL COMMON STOCKS (Cost $148,700,998)		187,301,112

Money Market Funds - 0.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.33	1,362,017	1,362,289
Fidelity Securities Lending Cash Central Fund (c)(d)	4.33	51,779	51,785
TOTAL MONEY MARKET FUNDS (Cost $1,414,074)			1,414,074

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $150,115,072)	188,715,186
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(274,722)
NET ASSETS - 100.0%	188,440,464

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,431,246	28,583,522	29,652,479	31,189	-	-	1,362,289	1,362,017	0.0%
Fidelity Securities Lending Cash Central Fund	2,412,825	7,371,636	9,732,676	736	-	-	51,785	51,779	0.0%
Total	4,844,071	35,955,158	39,385,155	31,925	-	-	1,414,074

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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